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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28, 1997

               Prudential Securities Secured Financing Corporation
             (Exact name of registrant as specified in its charter)

          New York                     33-84918             13-3526694
      (State or Other              (Commission File     (I.R.S. Employer
 Jurisdiction of Incorporation)         Number)         Identification No.)

                 One New York Plaza
                 New York, New York                           10292
      (Address of Principal Executive Offices)              (Zip Code)

        Registrant's telephone number, including area code (212) 778-1000

                                    No Change
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          (Former name or former address, if changed since last report)

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Item 5. Other Events

     In connection with the offering by First Sierra Equipment Contract Trust 1997-1, a trust to be formed by Prudential Securities Financing Corporation (the "Depositor") pursuant to a trust agreement among the Depositor, First Sierra Receivables IV, Inc. and the trustee named therein, of Equipment Contract-Backed Notes, Class A, Series 1997-1, described in the Preliminary Prospectus Supplement dated as of August 22, 1997 and the Prospectus dated as of December 2, 1994, certain revised "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter to the Computational Materials originally distributed on August 22, 1997 were furnished to certain prospective investors on August 28, 1997 (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRUDENTIAL SECURITIES SECURED
                                               FINANCING CORPORATION, as
                                               Depositor and on behalf of First
                                               Sierra Equipment Contract Trust
                                               1997-1

                                            By:    /s/ Norman Chaleff
                                            -------------------------
                                              Name:  Norman Chaleff
                                              Title: Vice President

Dated:  August 28, 1997

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                                  EXHIBIT INDEX

Exhibit No.                  Description                                Page No.
99.1                         Related Computational Materials               5
                             (as defined in Item 5 above).